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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                _________________



                                    FORM 8-K

                                _________________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT of 1934

                                 January 6, 2005
                                 Date of Report


                            ICON INCOME FUND TEN, LLC
             (Exact name of registrant as specified in its charter)


        Delaware                       000-50654              35-2193184
(State or other jurisdiction      (Commission File No.)     (I.R.S. Employer
      of incorporation)                                    Identification No.)


                          100 Fifth Avenue, 10th Floor
                            New York, New York 10011
                    (Address of principal executive offices)



                                 (212) 418-4700
              (Registrant's telephone number, including area code)


                                       N/A
          (former name or former address, if changed since last report)
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

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     ICON Income Fund Ten, LLC (the "Company") recently entered into the following Agreements:

ZIM Israel Navigation Co. Ltd. ("ZIM")

     On December 14, 2004, the Company, through a special purpose entity--ICON Containership III, LLC-- entered into a Memorandum of Agreement with ZIM to purchase a 3,300 TEU container vessel, the ZIM Italia (the "Vessel") which is subject to a five year bareboat charter. The purchase price for the Vessel will be $35,350,000, comprised of (i) $9,200,000 cash, and (ii) approximately $26,150,000 of non-recourse indebtedness. The non-recourse indebtedness will have a five year term and will bear interest at a fixed rate of approximately 5.80% per year. On December 30, 2004, the Company entered into Commitment Agreement with Fortis Capital Corp., which will arrange the financing for the acquisition of the Vessel. The Vessel is expected to be delivered within the first two weeks of January, 2005.


U.K. Information Technology Equipment Portfolio

     On December 30, 2004, the Company entered into a Commitment Agreement with Summit Asset Management, Ltd., an unaffiliated third party, to purchase a 75% interest in a portfolio of seasoned leases with various U.K. lessees. The purchase price is approximately $2,600,000 in cash and the assumption of approximately $20,000,000 in non-recourse indebtedness.

     The portfolio is comprised of 132 schedules of equipment subject to lease with a total of 67 lessees. The size of the transactions, as measured by original equipment cost, varies from approximately $3,000 to $3,300,000. The portfolio is mostly comprised of information technology equipment, including laptops, desktops and printers. The leases all expire in less than five years.


Premier Telecom

     On December 30, 2004, the Company entered into a Commitment Agreement with Summit Asset Management, Ltd., an unaffiliated third party, for the purchase of approximately 8,762 bedside entertainment and communication terminals (including infrastructure, cabling, LCD screens, exchanges and vending machines) (the "Equipment"), subject to lease with Premier Telecom Contracts Limited (the "Lessee"). The Equipment will be installed in several National Health Service hospitals in the United Kingdom. The Lessee is one of four companies in the United Kingdom to receive the right to install and operate the Equipment in the hospitals, and the Lessee anticipates it will have the exclusive right to install and operate the Equipment in fifteen (15) hospitals by December 2006.

     The original cost of the Equipment is anticipated to be (GBP)12,700,000 ((GBP)1,450 per unit). The term of the lease is eighty-four (84) months.
(GBP)3,045,000.00 (US $5,844,719.49) of the  (GBP)12,700,000.00  was funded into
escrow  simultaneously  with  the  execution  of  the  Agreement.   This  amount
represents the cost for the first 2,100 bedside terminals which will be installed and operational in the first quarter of 2005.


ITEM 2.01 COMPLETION OF ACQUISTION OR DISPOSITION OF ASSETS

         The Company recently completed the following acquisitions:

Rite Aid

     On December 31, 2004, the Company entered into an Assignment Agreement (the "Agreement") with Imaging Financial Services, Inc., an affiliate of G.E. Capital Corp., for the purchase of 101 Noritsu QSS 3011 digital mini-labs subject to a lease with the Rite Aid Corporation, which purchase occurred simultaneously with the execution of the Agreement. The lease has approximately 36 months remaining. The purchase price of the Equipment was $9,602,095.41 in cash.


CompUSA

     On December 30, 2004, the Company entered into an Assignment Agreement with The CIT Group/Equipment Financing, Inc. for the purchase of Mitel Networks 3340 Global Branch Office Solution Phone Systems subject to lease with CompUSA, Inc., which purchase occurred simultaneously with the execution of the Agreement. The lease has approximately 48 months remaining. The purchase price was $3,148,688.03 in cash.



ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     (b) On December 31, 2004, Jeremiah Silkowski, resigned from his position of Senior Vice President of ICON Capital Corp., the Company's manager, so that he may pursue other opportunities.



ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits.

          99.1 Assignment Agreement by and between the Company and Imaging Financial Services, Inc. dated December 31, 2004.

          99.2 Assignment Agreement by and between the Company and The C.I.T Group/Equipment Financing, Inc. dated December 30, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                ICON Income Fund Ten, LLC

                                By:  ICON Capital Corp., its Manager


Dated:  January 6, 2005         By:  /s/ Thomas W. Martin
                                     ----------------------------------
                                     Thomas W. Martin
                                     Executive Vice President

Exhibit 99.1
                           MASTER ASSIGNMENT AGREEMENT


     THIS MASTER ASSIGNMENT AGREEMENT ("Agreement") is made as of the 31st day of December, 2004, by and between IMAGING FINANCIAL SERVICES, INC. ("Assignor") and ICON INCOME FUND TEN, LLC ("Assignee").

     From time to time Assignor shall enter into master lease agreements of various dates (collectively the "Leases", and individually a "Lease") with various lessees (collectively the "Lessees", and individually a "Lessee") pursuant to which Assignor shall have the right and obligation to acquire items of equipment from various vendors or the Lessee (collectively the "Vendors", and individually a "Vendor") and lease such equipment to the Lessees pursuant to the Leases. The Leases shall contemplate the execution of equipment schedules (collectively the "Equipment Schedules", and individually an "Equipment Schedule") incorporating by reference the terms of the Lease and specifying the lease term and rental with respect to the described equipment.

     Assignor desires to sell and assign to Assignee from time to time, and Assignee desires to purchase from Assignor, (a) certain equipment leased under certain Leases (being hereunder referred to as the "Equipment") as will be set forth in the applicable Specification (as hereinafter defined); (b) Assignor's rights, duties and obligations under the Lease insofar as related to the Equipment; (c) Assignor's rights, duties and obligations under the relevant Lease Documents (as hereinafter defined) insofar as related to the Equipment; and (d) only if specified on the applicable Specification, Assignor's rights, duties and obligations under the applicable Vendor Agreements (as hereinafter defined) insofar as related to the Equipment. The Equipment, together with such rights, duties and obligations are referred to herein as an "Interest".

     General Electric Capital Corporation ("GE Capital") has guaranteed payment of all amounts due under Specifications issued under this Agreement and all other related documents pursuant to that certain Guaranty dated approximately of even date herewith by GE Capital in favor of Assignee (the "Guaranty").

     Assignor is willing to sell and assign and Assignee is willing to purchase said Interest on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the sum of ten dollars ($10.00) in hand paid, the mutual promises made herein, and such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

1.       Conveyance; Consideration.

     (a) Conveyance. In exchange for Assignee's full and final payment to Assignor of the Consideration (as defined in part (b) of this Section), and all of Assignee's other agreements hereunder, Assignor hereby sells, assigns, transfers and sets over to Assignee the Interest more specifically described on Specifications of Assigned Interest (in substantially the form attached hereto as Exhibit No. 1) which shall be executed from time to time by Assignor and Assignee pursuant to the terms hereof (collectively the "Specifications", and individually a "Specification"), and Assignee agrees fully to accept and assume same. The Equipment is to be leased to the Lessee specified on such Specification pursuant to the Equipment Schedules delivered under the Lease and described on the Specification. Each assignment and conveyance hereunder expressly includes all of Assignor's rights, obligations, title and interest:
(1) in, under and to the Lease solely to the extent of the Equipment Schedules executed pursuant thereto with respect to the Equipment, including the right to receive any and all sums due and to become due under, or recoverable in connection with, such Equipment Schedules; (2) in, under and to those certain guaranties (if any) solely as they relate to said Equipment Schedules (such guaranties being individually referred to as the " Guaranty" and collectively as the "Guaranties") and the additional documents more specifically described on the Specifications (and together with the Equipment Schedules being collectively referred to as the "Lease Documents"); and (3) if specified in the applicable Specification, in, under and to those certain agreements with the Vendors (if any) solely as they relate to the Equipment (such agreements being collectively referred to as the "Vendor Agreements", and together with the Lease Documents being collectively referred to as the "Transaction Documents") more specifically described on the Specifications, including (without limitation) all manufacturers' warranties with respect to the Equipment, and all of Assignor's right, title and interest in and to the applicable Equipment.

     (b) Consideration. In exchange for each conveyance by Assignor pursuant hereto and as evidenced by a Specification, Assignee shall pay to Assignor, in cash, the full amount of the Consideration specified on each such Specification (the "Consideration"); and both parties agree that none of the right, title or interest so conveyed by such Specification shall pass to Assignee unless and until Assignor has received the full and final payment of the Consideration therefor.

2.       Assignor's Warranties and Representations; Disclaimer.

     (a) Warranties and Representations.

     (1) With respect to each Specification entered into in connection herewith, Assignor hereby warrants and represents that, effective on the date on which Assignor executes such Specification: (i) each of the Transaction Documents to which Assignor is a party which is the subject thereof: has been duly and validly authorized, executed and delivered by Assignor, is in full force and effect with respect to Assignor; and constitutes legal, valid and binding obligations of Assignor, enforceable against Assignor in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, and by applicable laws (including any applicable common law and equity) and judicial decisions which may affect the remedies provided therein;
(ii) Assignor has no knowledge that a Default (as such term is defined in the subject Lease) or event which, with the giving of notice or lapse of time or both, would become a Default, has occurred under the Transaction Documents described on the Specification; (iii) the information set forth on the Specification is true and correct, and the Transaction Documents described on the Specification and its attached schedule are all of the documents executed or delivered to or by Assignor in connection with the Lease, and such documents constitute the entire agreement of the parties with respect to the transaction evidenced thereby; (iv) Assignor has not heretofore assigned or pledged its Interest assigned under the Specification; (v) Assignor has no knowledge that any of the Lease Documents to which the Obligor (as such term is hereinafter defined) is a party, or the Vendor Agreements, has not been duly and validly authorized, executed and delivered by the Obligor and/or the Vendor, as applicable; is not in full force and effect with respect to the Obligor and/or Vendor, as applicable; and does not constitute legal, valid and binding obligations of the Obligor and/or the Vendor, as applicable, enforceable against such party in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, and by applicable laws (including any applicable common law and equity) and judicial decisions which may affect the remedies provided therein; (vi) Assignor holds legal and valid title to the Interest, free and clear of all liens, claims and encumbrances ("Liens"), except for those created in connection with the Leases; (vii) upon delivery to Assignee of the Bill of Sale (as hereinafter defined) and the consummation of the transactions contemplated hereunder, Assignee will acquire good and marketable title to the Equipment, free and clear of all Liens, except for those created in connection with the Leases; (viii) the Lessee has not prepaid any amount under the Equipment Schedule; (ix) the Lessee has executed an (1) original counterpart of the Equipment Schedule, denominated as counterpart number 1 or "Original", and such counterpart will be delivered to Assignee upon the assignment by Assignor; (x) Assignor is not a party to any agreement or arrangement that would adversely affect Assignee's right or ability to remarket the Equipment; and (xi) the Lessee has not exercised or given notice to Assignor of its intent to exercise any early termination, purchase option or end of term options available to the Lessee under the Equipment Schedule.

     (2) Assignor hereby warrants and represents that: (i) Assignor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business and in good standing as a foreign corporation in all jurisdictions in which the nature or conduct of its business makes such qualification necessary and where failure to so qualify would not have a material adverse effect or preclude its ability to perform its obligations under the Transaction Documents; (ii) execution of this Agreement and of the Transaction Documents to which it is a party on its behalf and its participation in the transaction specified herein is in its ordinary course of business and within the scope of its existing corporate authority; (iii) there is no action, suit or proceeding pending against Assignor before or by any court, administrative agency or other governmental authority which brings into question the validity of, or might in any way impair, the execution, delivery or performance by Assignor of this Agreement or any of the Transaction Documents to which Assignor is a party; (iv) no approval of, or consent from, any governmental authority is required for the execution, delivery or performance by Assignor of this Agreement or any of the Transaction Documents to which Assignor is a party; (v) the execution, delivery and performance by Assignor of this Agreement, the Bill of Sale and the Transaction Documents to which Assignor is a party and the transactions contemplated hereby and thereby do not contravene any provisions of law applicable to Assignor and do not conflict and are not inconsistent with, and will not result (with or without the giving of notice or passage of time or both) in the breach of or constitute a default or require any consent under, or result in the creation of any lien, charge or encumbrance upon the Equipment or the Equipment Schedule under any credit agreement, indenture, mortgage, purchase agreement, deed of trust, security agreement, lease, guarantee or other instrument to which Assignor is a party, by which Assignor may be bound, to which Assignor or its property may be subject, or Assignor's Charter or By-Laws; and (vi) this Agreement constitutes the legal, valid and binding obligation of Assignor, enforceable against Assignor in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, and by applicable laws (including any applicable common law and equity) and judicial decisions which may affect the remedies provided herein.

     (b) Survival of Representations and Warranties. All representations and warranties made herein, and the covenants and agreements set forth herein, shall survive the effective date of the Specification.

     (c) Disclaimer. Except as set forth herein and on the Specification, Assignor has not heretofore made, nor does it make by this Agreement or any Specification entered into in connection herewith, any representations or warranties, and Assignor assumes no liabilities or responsibilities, with respect to the due execution by the Obligor and/or the Vendor or the legality, validity, sufficiency, enforceability of or collectability under any of the Transaction Documents or any document related thereto; and with respect to the Equipment conveyed pursuant hereto, except as set forth herein and on the Specification, ASSIGNOR CONVEYS THE EQUIPMENT WITHOUT ANY WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF TITLE, MERCHANTABILITY, FITNESS FOR ANY PARTICULAR PURPOSE OR FREEDOM FROM CLAIMS OR COPYRIGHT OR PATENT INFRINGEMENT.

     3. Assignee's Warranties and Representations. Assignee hereby warrants and represents that: (a) the execution of this Agreement on its behalf and its participation in the transaction specified herein is in its ordinary course of business and within the scope of its existing corporate authority; (b) there is no action, suit or proceeding pending against Assignee before or by any court, administrative agency or other governmental authority which brings into question the validity of, or might in any way impair, the execution, delivery or performance by Assignee of this Agreement or the performance by Assignee under any of the Lease Documents; (c) no approval of, or consent from any governmental authority is required for the execution, delivery or performance by Assignee of this Agreement or the performance by Assignee under any of the Transaction Documents; (d) the execution, delivery and performance by Assignee of this Agreement and the performance by Assignee under the Transaction Documents and the transactions contemplated hereby and thereby do not contravene any provisions of law applicable to Assignee and do not conflict and are not inconsistent with, and will not result (with or without the giving of notice or passage of time or both) in the breach of or constitute a default or require any consent under any credit agreement, indenture, mortgage, purchase agreement, deed of trust, security agreement, lease, guarantee or other instrument to which Assignee is a party, by which Assignee may be bound, to which Assignee or its property may be subject, or Assignee's constituent documents; (e) from and after the date Assignee executes each Specification entered into in connection herewith, as between Assignor and Assignee, Assignee shall be responsible for and shall cause to be paid or obtained (as appropriate) all sales, use, property or other taxes (to the extent attributable to or assessed with respect to the period from and after the date of execution of such Specification), licenses, or permits which are required to be paid or obtained in connection with the acquisition by Assignee and/or the leasing by Assignee of the Equipment leased pursuant to the Equipment Schedule described in such Specification; (f) this Agreement constitutes the legal, valid and binding obligation of Assignee, enforceable against Assignee in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, and by applicable laws (including any applicable common law and equity) and judicial decisions which may affect the remedies provided herein; (g) it understands that the conveyance of the Interest, to the extent it may involve the sale of a security, is being offered and sold without registration under the Securities Act of 1933, as amended (the "Act"), and applicable state securities laws in reliance upon an exemption from the registration requirements of the Act and applicable state securities laws; (h) it understands that the conveyance of the Interest, to the extent it may involve the sale of a security, is subject to restrictions on transferability and resale except as permitted under the Act and applicable state securities laws and it is acquiring the Interest solely for its own account, for investment, and not with a view to resale; (i) it has independently and without reliance upon Assignor conducted its own credit evaluation, reviewed such information as it has deemed adequate and appropriate and made its own analysis of the Leases; (j) it has not relied upon any investigation or analysis conducted by, advice or communication from, nor any warranty or representation by, Assignor or any agent or employee of Assignor, express or implied, concerning the financial condition of the Obligor or any collateral provided pursuant to the Leases, or the tax or economic benefits of an investment in the Leases; (k) it has had (or acknowledges by its execution of any Specification, that Assignee will prior thereto have had) access to all financial and other information that it deems necessary to evaluate the merits and risks of an investment in the Leases including the opportunity to ask questions, receive answers and obtain additional information from Assignor and the Obligor for any financial information regarding the Obligor furnished to Assignee by Assignor; and (l) it or its authorized representatives acting on its behalf have such knowledge and experience in business and financial matters necessary to evaluate the merits and risks of an investment in the Leases. Assignee further represents that it is experienced in making investments in lease transactions similar to the Leases and that it is financially able to undertake the risks involved in such an investment.

     4. Delivery of Documents. With respect to each Specification, Assignor shall deliver to Assignee: (a) the original "chattel paper" counterpart of the Equipment Schedule, (b) certified true and correct photocopies of the related Lease and other Transaction Documents in Assignor's possession which directly relate to the subject Equipment Schedule and the Equipment; (c) a Notice, Acknowledgment and Agreement in substantially the form attached hereto as Exhibit No. 2A or 2B, as applicable, duly executed by Assignor and the Lessee and/or guarantor thereunder (said Lessee and/or guarantor, as applicable, together with its successors and assigns, as appropriate, being collectively referred to as the "Obligor"); (d) such documents and instruments (if any) as reasonably may be required by Assignee to effect the assignment by Assignor to Assignee of any warranties under the Vendor Agreements solely to the extent applicable to the Equipment; (e) such documents and instruments as reasonably may be required to effect the assignment to Assignee of any and all Uniform
Commercial Code filings made by Assignor with respect to the applicable Equipment Schedule and the Equipment; (f) a Bill of Sale for the Equipment in substantially the form attached hereto as Exhibit No. 3 (the "Bill of Sale");
(g) original or photostatic copies, as applicable, of purchase orders, equipment invoices, manufacturer bills of sale, and inspection and acceptance certificates relating to the Equipment; (h) certificates or broker's letters evidencing the insurance coverage on the Equipment required by the Equipment Schedule; (i) upon request, a document executed by GE Capital confirming the terms of the Guaranty; and (j) such other documents, including resolutions, incumbency certificates and the like, and other information as Assignee may reasonably request. Assignee may at all reasonable times, after giving Assignor reasonable prior written notice thereof, inspect and audit such of Assignor's books and records as are directly relevant to the Equipment Schedules.

     5. Covenants.

     (a) Each of the parties covenants and agrees promptly to remit to the other party payments incorrectly received by such party with respect to the Equipment Schedules or the Equipment after the execution of a Specification with respect thereto.

     (b) Assignor and Assignee shall not, without the prior written consent of the other, take any action which impairs the rights of the other party (or its assignee or successor) with respect to those Equipment Schedules in and to which such covenanting party has no right, title or interest; provided, that the foregoing covenant shall not require either party to obtain the consent of the other prior to exercising any of its rights and remedies under any Lease if such exercise relates solely to the Equipment Schedule(s) then owned by such party.

     6. Assignor Indemnity. Assignor shall indemnify, protect, save, defend and hold harmless Assignee, its partners, shareholders, directors, officers, employees and agents, from and against any and all liabilities, losses, claims, demands, actions, suits, judgments, damages, injuries, costs, penalties, fees or expenses (including court costs and reasonable attorneys' fees) wheresoever and howsoever arising which Assignee may incur by reason of any breach by Assignor of any of its representations, warranties, covenants and agreements set forth herein or in any other Transaction Document to which Assignor is a party; except to the extent that the foregoing shall have been caused by the gross negligence or willful misconduct of Assignee.

     7. Fiscal Agency. Solely with respect to those certain Equipment Schedules covered by a Specification to which this Section expressly applies (and to the extent expressly noted on such Specification) all of the provisions of that certain Servicing Agreement dated approximately of even date herewith by and between GE Capital and Assignee (the "Servicing Agreement") shall apply.

     8. Miscellaneous

     (a) Assignment. This Agreement inures to the benefit of, and is binding upon, the successors and assigns of the parties hereto except that neither party hereto may assign its rights or obligations hereunder (except Assignee or Assignor may freely assign to any affiliate) without the prior written consent of the other party, which consent shall not be unreasonably withheld.

     (b) Taxes. The Specification shall set forth the party liable for all federal, state and local sales, transfer and other taxes created by or as a result of the transactions contemplated by the applicable Specification.

     (c) Notices. All notices and other communications hereunder shall be in writing, personally delivered or sent by facsimile or certified mail, return receipt requested, addressed to the other party at its respective address stated below the signature of such party or at such other address as such party shall from time to time designate in writing to the other party; and shall be effective from the date of receipt.

     (d) Governing Law. This Agreement and the rights and obligations of the parties hereunder shall in all respects be governed by, and construed in accordance with, the internal laws of the State of New York (without regard to the conflict of laws principles of such State), including all matters of construction, validity and performance.

     (e) Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and shall not be amended or altered in any manner except by a document in writing executed by both parties.

     (f) Titles. Section titles are for convenience of reference only and shall not be of any legal effect.

     (g) Further Assurances. The parties further covenant and agree to do, execute and deliver, or cause to be done, executed and delivered, and covenant and agree to use their best efforts to cause their successors and assigns to do, execute an deliver, or cause to be done, executed and delivered, all such further acts, transfers and assurances, for the better assuring, conveying and confirming unto Assignee and its successors and assigns, all and singular, the Transaction Documents hereby assigned, and otherwise implementing the intention of the parties under this Agreement, as the parties and their successors and assigns reasonably shall request.

     (h) Not an Extension of Credit. This Agreement constitutes a sale of 100% ownership interest in the Interest and shall in no way be construed as an extension of credit by Assignee to Assignor. Assignor waives and releases any right, title or interest that it may have (whether pursuant to a "cross-collateralization" provision or otherwise) in and to any of the Interest, the Equipment Schedules and/or the Equipment.

     (i) Assignor agrees that in the event of a monetary default by a Lessee, Assignor will give written notice of such default to the Lessee immediately after becoming aware of such default.

     (j) Waiver of Jury Trial. ASSIGNOR AND ASSIGNEE HEREBY UNCONDITIONALLY WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY OF THE TRANSACTION DOCUMENTS, ANY DEALINGS BETWEEN ASSIGNOR AND ASSIGNEE RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN ASSIGNOR AND ASSIGNEE. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS). THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS
AGREEMENT OR THE TRANSACTION DOCUMENTS. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal as of the day and year first above written.

ICON INCOME FUND TEN, LLC           IMAGING FINANCIAL SERVICES, INC.
Assignee                                    Assignor

By: ICON Capital Corp., its manager


By:                                                  By:
Name:                                                Name:
Title:                                               Title:

                                  EXHIBIT NO. 1

                       SPECIFICATION OF ASSIGNED INTEREST

Executed pursuant to the Master Assignment Agreement dated as of the 31st day of December, 2004 (the "Agreement"), by and between IMAGING FINANCIAL SERVICES, INC., as Assignor, and ICON INCOME FUND TEN, LLC, as Assignee.

     This Specification is dated and effective as of the date set forth below and incorporates the terms and conditions of the Agreement.

     1.   Lessee: ____________________________.

     2.   Date of Lease: __________________________.

     3.   Equipment   Schedule   No(s)._________________________________________
          (the "Equipment Schedule").

     4.   Equipment: All of the Equipment described on Schedule A hereto.

     5.   Total Invoice Cost: $_______________.

     6. Remaining rentals due under the Equipment Schedule: Original Term/Renewal Term _________ (___________) monthly/quarterly payments, in advance/arrears, each in the amount of $____________, payable on the ___ day of each _____.

     7.   Consideration: $____________________.

     8.   Commencement Date of Equipment Schedule: _______________.

     9.   Maturity Date of Equipment Schedule: _______________.

     [10. Guarantor: ___________________________________________.

     11.  Date of Guaranty: ________________.]

     12. The Transaction Documents applicable to the Equipment Schedule are as set forth on Schedule B hereto.

     [13. Fiscal Agency: GE Capital shall act as Assignee's fiscal agent as provided in the Servicing Agreement.]

     [14. Additional representations, warranties, covenants and agreements, if any.]

     15. Party responsible for sales, transfer and other taxes in connection with the transactions contemplated hereby: _______________.

Date of Execution: ___________.


ICON INCOME FUND TEN, LLC Assignee           IMAGING FINANCIAL SERVICES, INC.
                                             Assignor
By: ICON Capital Corp., its manager

By: _______________________________
Name: _____________________________          By: _______________________________
Title: ______________________________        Name: _____________________________
                                             Title: ____________________________

                           SCHEDULE A TO SPECIFICATION
                              OF ASSIGNED INTEREST

       (Attached to and made a part of Specification of Assigned Interest dated ____________________.)

                     The Equipment is described as follows:

                           SCHEDULE B TO SPECIFICATION
                              OF ASSIGNED INTEREST

       (Attached to and made a part of Specification of Assigned Interest dated ____________________.)

The Transaction Documents are as follows:

1.

2.

3.

4.

                                 EXHIBIT NO. 2

                     NOTICE AND ACKNOWLEDGMENT OF ASSIGNMENT


     Reference is hereby made to that certain Master Lease Agreement dated as of
_______________  (the  "Lease"),   between  Imaging  Financial  Services,   Inc.
("Lessor") and _____________ ("Lessee").

     Lessor hereby gives Lessee notice, and Lessee hereby acknowledges receipt of notice, that Lessor has assigned to ICON Income Fund Ten, LLC ("Assignee"), whose offices are at 100 5th Avenue, 10th Floor, New York, NY 10011, all right, title, interest and obligations of Lessor from and after ____________ (i) to the equipment ("Equipment") leased to Lessee under the Designated Schedule (as defined below), and (ii) to the Designated Schedule. Pursuant to such assignment, Assignee will continue leasing to Lessee the Equipment pursuant to the following equipment schedules: ____________ (collectively, the "Designated Schedule").

     [Lessee agrees to make all payments of rent and other sums now or hereafter becoming due pursuant to the Designated Schedule or with respect to the Equipment described on the Designated Schedule directly to General Electric Capital Corporation as Fiscal Agent of Assignee, unless and until Assignee notifies Lessee of the termination of the fiscal agency (whereupon Lessee shall make payment as directed in writing by Assignee).] [Lessee agrees to make all payments of rent and other sums now or hereafter becoming due pursuant to the Designated Schedule or with respect to the Equipment described on the Designated Schedule directly to Assignee as follows:

         JP Morgan Chase
         New York, NY
         ABA#: 021 000 021
         Account #: 590 362933
         Account Name: ICON Income Fund Ten, LLC]

     In recognition of Assignee's reliance upon this Notice and Acknowledgment of Assignment. Lessee certifies, confirms and agrees as follows:

          1. A true, correct and complete copy of the Designated Schedule and the Lease is attached hereto as Exhibit A.

          2. The Designated Schedule has been duly authorized, executed and delivered by Lessee; constitutes the legal, valid and binding obligation of Lessee, enforceable against Lessee in accordance with the terms thereof; is in full force and effect on the date of execution of this notice by such party; is free from all defenses, set-offs and counterclaims; and no default or event which, with the passage of time or the giving of notice, or both, would constitute a default under the Designated Schedule has occurred.

          3. There are no modifications, amendments or supplements to the Lease which relates to the Designated Schedule; and any future modification, termination, amendment or supplement to the Lease which relates to the Designated Schedule, or settlement of amounts due thereunder which relates to the Designated Schedule, shall be ineffective without Assignee's prior written consent.

          4. There has been no prepayment of rent or other sums payable under the Designated Schedule and no casualty has occurred with respect to the Equipment.

          5. Lessee has not entered into any sublease or any other assignment of its rights or obligations under the Designated Schedule.

          6. Lessee [hereby consents to the sale of the Equipment and the assignment of the Designated Schedule to Assignee and] acknowledges and agrees that (i) Assignee shall be the owner of the Equipment and Lessor shall have no interest or authority of any nature regarding the Equipment or the Designated Schedule,
               (ii) Lessee will deal exclusively with respect to the Designated Schedule with Assignee, and Lessee will deliver all copies of notices and other communications given or made by Lessee to Assignee at the address listed above [(provided that until Assignee notifies Lessee of the termination of the fiscal agency Lessee will deliver all such payments to Lessor as Fiscal Agent of Assignee)], (iii) so far as enforcement of the Designated
               Schedule is concerned, notwithstanding the existence of other schedules or supplements thereto, the Designated Schedule is separate and severable and Assignee may take enforcement action independently of other lessors, equipment owners or financing parties having an interest in the Designated Schedule and other equipment schedules not included in the Designated Schedule, and
               (iv) Lessee will execute such other instruments and take such actions as Assignee reasonably may require to further confirm the vesting of rights under the Designated Schedule in Assignee and Assignee's ownership of the Equipment.

          7. Lessee has not received notice of a prior sale, transfer, assignment, hypothecation or pledge of the Designated Schedule or the rents reserved thereunder.

          8. Lessee will keep the Designated Schedule and the Equipment free and clear of all liens and encumbrances (other than the interest of Lessor, Assignee or parties claiming by, through or under them).

          9. All representations and duties of Lessor intended to induce Lessee to enter into the Designated Schedule, whether required by the Lease or otherwise, have been fulfilled.

          10. Lessee has executed original(s) of the Designated Schedule (which was delivered to Lessor), but counterpart number 1, constituting the "chattel paper" counterpart, was delivered to the Lessor at closing.

          11. All of the information contained in the Designated Schedule is true, accurate and complete and such documents constitute the entire agreement of the parties with respect to the transaction evidenced thereby.

          12. Lessee agrees that an event of default by Lessee under any other equipment schedule incorporating the Lease, that has been assigned to Assignee, shall constitute an Event of Default under the Designated Schedule.

          13. Lessee shall promptly cause Assignee to be added as an additional insured and loss payee on any and all insurance required for the benefit of Lessor under the Designated Schedule and Lessee shall promptly deliver to Assignee certificates evidencing the same.

          14. Set forth on Exhibit B is (i) the location of all Equipment, (ii) the number of payments, due dates of the payments and amounts of the payments remaining under the Designated Schedule and (iii) the commencement and maturity dates under the Designated Schedule. Exhibit B is true, complete and correct.

         [15.     Additional provisions as Assignee may determine.]

Accepted and agreed to on this______ day of __________________.


IMAGING FINANCIAL SERVICES, INC.             _________________________________
Lessor                                       Lessee


By: _______________________________         By: _______________________________
Name: _____________________________         Name: _____________________________
Title: ______________________________       Title: ____________________________


ICON INCOME FUND TEN, LLC
Assignee

By: ICON Capital Corp., its manager


By: _______________________________
Name: _____________________________
Title: ______________________________

                                   EXHIBIT A
                   TO NOTICE AND ACKNOWLEDGMENT OF ASSIGNMENT

                      Copy of Designated Schedule and Lease

                                   EXHIBIT B
                   TO NOTICE AND ACKNOWLEDGMENT OF ASSIGNMENT

                                    Equipment

                                  EXHIBIT NO. 3

                                  BILL OF SALE

     KNOW ALL MEN BY THESE PRESENTS THAT IMAGING FINANCIAL SERVICES, INC., a Delaware corporation ("Assignor"), for good and valuable consideration paid to it by ICON INCOME FUND TEN, LLC, a limited liability company formed under the laws of the State of Delaware ("Assignee"), does hereby grant, bargain, sell, convey, transfer, assign and deliver unto Assignee, its successors and assigns, all right, title and interest in and to the equipment (the "Equipment") described on the schedule attached hereto.

     TO HAVE AND TO HOLD all and singular the Equipment unto Assignee, its successors and assigns, to its and their own use and behalf forever.

     EXCEPT AS EXPRESSLY SET FORTH HEREIN, ON THE SCHEDULE ATTACHED HERETO AND IN THAT SPECIFICATION OF ASSIGNED INTEREST TO THAT CERTAIN MASTER ASSIGNMENT AGREEMENT EFFECTIVE AS OF DECEMBER 31, 2004 BETWEEN ASSIGNOR AND ASSIGNEE, ASSIGNOR MAKES NO OTHER EXPRESS OR IMPLIED REPRESENTATIONS OR WARRANTIES OF ANY KIND, INCLUDING ANY REPRESENTATIONS OR WARRANTIES AS TO THE SELECTION, QUALITY OR CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY, SUITABILITY OR FITNESS FOR A PARTICULAR PURPOSE, THE OPERATION OR PERFORMANCE OF THE EQUIPMENT OR THE MAINTENANCE THEREOF.

     Assignor, for itself, its successors and assigns, does hereby represent and warrant to and covenant with Assignee that at the time of the sale evidenced hereby, Assignor has and hereby conveys to Assignee good and marketable title to all the Equipment, free and clear of all liens and encumbrances.

     This instrument shall be governed and construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, Assignor has caused this Bill of Sale to be executed as an instrument under seal this ______ day of ______________, 200_.

                                   ASSIGNOR:

                                   IMAGING FINANCIAL SERVICES, INC.

                                   By: ________________________________

                                   Title: ________________________________

                       SPECIFICATION OF ASSIGNED INTEREST

Executed pursuant to the Master Assignment Agreement, dated as of the 31st day of December, 2004 (the "Agreement"), by and between IMAGING FINANCIAL SERVICES, INC., as Assignor, and ICON INCOME FUND TEN, LLC, as Assignee.

     This Specification is dated and effective as of the date set forth below and incorporates the terms and conditions of the Agreement.

1.   Lessee: Rite Aid Corporation.

2.   Date of Lease: October 8, 2003.

3.   Equipment Schedule No. A801691 and Equipment Schedule No A4293549.

4.   Equipment: All of the Equipment described on Schedule A hereto.

5.   Total Invoice Cost: $11,586,749.00

6. Remaining rentals due under the Equipment Schedule, including due dates and amounts, are listed in the description of the Equipment on Schedule A hereto.

7.   Consideration: $9,602,095.41.

8. Commencement Date of Equipment Schedule: Listed in the description of the Equipment on Schedule A hereto.

9. Maturity Date of Equipment Schedule: Listed in the description of the Equipment on Schedule A hereto.

10.  Guarantor: Rite Aid Corporation.

11.  Date of Guaranty: October 16, 2003.

12. The Transaction Documents applicable to the Equipment Schedule are as set forth on Schedule B hereto.

13. Fiscal Agency: For both Equipment Schedules described above, GE Capital shall act as Assignee's fiscal agent as provided in the Servicing Agreement.

14.  Additional representations, warranties, covenants and agreements:

     (a) The undersigned agrees that, for a period not to exceed twelve (12) months from the date hereof, if the undersigned enters into any operating lease financing arrangement with the Lessee and/or the Guarantor, the undersigned shall use its best efforts to grant Assignee and its affiliates an option to purchase the rights to such lease financing arrangement or, as applicable, to acquire the applicable equipment and take an assignment of the applicable lease, all on terms determined by the undersigned in good faith and reasonably acceptable to Assignee.

     (b) The undersigned hereby grants Assignee and its affiliates the sole right to negotiate with the Lessee and/or Guarantor regarding any and all upgrades, improvements and/or replacements of the Equipment and any equipment sold to or financed by Assignee as set forth above, and the sole right to finance any such upgrades, improvements and/or replacements on terms negotiated by Assignee with Lessee or the Guarantor.

     (c) The undersigned agrees that it shall not knowingly take any action to displace the Equipment or to interfere with Assignee's relationship with Lessee.

     (d) The undersigned represents and warrants that it has not received notice that Lessee has entered into any sublease or any other assignment of its rights or obligations under the Equipment Schedule and that it has not consented to any of the foregoing.

     (e) The undersigned represents and warrants that there is no fee for a license to use software or for an equipment maintenance agreement being financed pursuant to any Equipment Schedule.

15. Party responsible for sales, transfer and other taxes in connection with the transactions contemplated hereby: Assignee.

Date of Execution: December ___, 2004.


---------------------------------------- ---------------------------------------
ICON INCOME FUND TEN, LLC Assignee       IMAGING FINANCIAL SERVICES, INC.
                                         Assignor
By: ICON Capital Corp., its manager

By: _______________________________
Name: _____________________________      By: _______________________________
Title: ______________________________    Name: _____________________________
                                         Title: ______________________________

---------------------------------------- ---------------------------------------

                           SCHEDULE A TO SPECIFICATION
                              OF ASSIGNED INTEREST

       (Attached to and made a part of Specification of Assigned Interest dated December 31, 2004.)

Attached hereto is a complete and accurate description of the Equipment.

                           SCHEDULE B TO SPECIFICATION
                              OF ASSIGNED INTEREST

       (Attached to and made a part of Specification of Assigned Interest dated December 31, 2004.)

The Transaction Documents for Equipment Schedule A8011691 are as follows:

1. Master Lease Agreement, dated October 8, 2003, by and between Imaging Financial Services, Inc. and Rite Aid Corporation.

2. Affiliated Companies Rider to Master Lease Agreement by and between Imaging Financial Services, Inc. and Rite Aid Corporation.

3. Addendum to Leasing Schedule to Master Lease Agreement by and between Imaging Financial Services, Inc. and Rite Aid Corporation.

4. Leasing Schedule No. A801691, dated October 16, 2003, by and between Imaging Financial Services, Inc. and Rite Aid Corporation.

5. Delivery and Acceptance Certificates relating to all Equipment under Leasing Schedule No. A801691.

6. Guaranty of Rite Aid Corporation in favor of Imaging Financial Services dated October 16, 2003.

7. Subordination Agreement executed by Citicorp North America, Inc. and JPMorgan Chase Bank on November 4, 2003.


The Transaction Documents for Equipment Schedule A4293549 are as follows:

1. Master Lease Agreement, dated October 8, 2003, by and between Imaging Financial Services, Inc. and Rite Aid Corporation.

2. Affiliated Companies Rider to Master Lease Agreement by and between Imaging Financial Services, Inc. and Rite Aid Corporation.

3. Addendum to Leasing Schedule to Master Lease Agreement by and between Imaging Financial Services, Inc. and Rite Aid Corporation.

4. Leasing Schedule No. A4293549, dated October 16, 2003, by and between Imaging Financial Services, Inc. and Rite Aid Corporation.

5. Delivery and Acceptance Certificates relating to all Equipment under Leasing Schedule No. A4293549.

6. Guaranty of Rite Aid Corporation in favor of Imaging Financial Services dated October 16, 2003.

7. Subordination Agreement executed by Citicorp North America, Inc. and JPMorgan Chase Bank on November 4, 2003.

Exhibit 99.2
                           MASTER ASSIGNMENT AGREEMENT


     THIS MASTER ASSIGNMENT AGREEMENT ("Agreement") is made as of the 30th day of December, 2004, by and between THE CIT GROUP/EQUIPMENT FINANCING, INC. ("Assignor") and ICON INCOME FUND TEN, LLC ("Assignee").

     From time to time Assignor shall enter into master lease agreements of various dates (collectively the "Leases", and individually a "Lease") with various lessees (collectively the "Lessees", and individually a "Lessee") pursuant to which Assignor shall have the right and obligation to acquire items of equipment from various vendors or the Lessee (collectively the "Vendors", and individually a "Vendor") and lease such equipment to the Lessees pursuant to the Leases. The Leases shall contemplate the execution of equipment schedule and acceptance forms (collectively the "Equipment Schedules", and individually an "Equipment Schedule") incorporating by reference the terms of the Lease and specifying the lease term and rental with respect to the described equipment.

     Assignor desires to sell and assign to Assignee from time to time, and Assignee desires to purchase from Assignor, (a) certain equipment leased under certain Leases (being hereunder referred to as the "Equipment") as will be set forth in the applicable Specification (as hereinafter defined); (b) Assignor's rights, duties and obligations under the Lease insofar as related to the Equipment; (c) Assignor's rights, duties and obligations under the relevant Lease Documents (as hereinafter defined) insofar as related to the Equipment; and (d) Assignor's rights, duties and obligations under the applicable Vendor Agreements (as hereinafter defined) insofar as related to the Equipment. The Equipment, together with such rights, duties and obligations are referred to herein as an "Interest".

     Assignor is willing to sell and assign and Assignee is willing to purchase said Interests on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the sum of ten dollars ($10.00) in hand paid, the mutual promises made herein, and such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

1. Conveyance; Consideration.

     (a) Conveyance. In exchange for Assignee's full and final payment to Assignor of the Consideration (as defined in part (b) of this Section), and all of Assignee's other agreements hereunder, Assignor hereby sells, assigns, transfers and sets over to Assignee the Interest more specifically described on Specifications of Assigned Interest (in substantially the form attached hereto as Exhibit No. 1) which shall be executed from time to time by Assignor and Assignee pursuant to the terms hereof (collectively the "Specifications", and individually a "Specification"), and Assignee agrees fully to accept and assume same. The Equipment is to be leased to the Lessee specified on such Specification pursuant to the Equipment Schedules delivered under the Lease and described on the Specification. Each assignment and conveyance hereunder expressly includes all of Assignor's rights, obligations, title and interest:
(1) in, under and to the Lease solely to the extent of the Equipment Schedules executed pursuant thereto with respect to the Equipment, including the right to receive any and all sums due and to become due under, or recoverable in connection with, such Equipment Schedules; (2) in, under and to those certain guaranties (if any) solely as they relate to said Equipment Schedules (such guaranties being individually referred to as the " Guaranty" and collectively as the "Guaranties") and the additional documents more specifically described on the Specifications (and together with the Equipment Schedules being collectively referred to as the "Lease Documents"); and (3) in, under and to those certain agreements with the Vendors (if any) solely as they relate to the Equipment (such agreements being collectively referred to as the "Vendor Agreements", and together with the Lease Documents being collectively referred to as the "Transaction Documents") more specifically described on the Specifications, including (without limitation) all manufacturers' and/or vendors' warranties with respect to the Equipment, and all of Assignor's right, title and interest in and to the applicable Equipment.

     (b) Consideration. In exchange for each conveyance by Assignor pursuant hereto and as evidenced by a Specification, Assignee shall pay to Assignor, in cash, the full amount of the Consideration specified on each such Specification (the "Consideration"); and both parties agree that none of the right, title or interest so conveyed by such Specification shall pass to Assignee unless and until Assignor has received the full and final payment of the Consideration therefor.

2. Assignor's Warranties and Representations; Disclaimer.

     (a) Warranties and Representations.

     (1) With respect to each Specification entered into in connection herewith, Assignor hereby warrants and represents that, effective on the date on which Assignor executes such Specification: (i) each of the Transaction Documents to which Assignor is a party which is the subject thereof: has been duly and validly authorized, executed and delivered by Assignor, is in full force and effect with respect to Assignor; and constitutes legal, valid and binding obligations of Assignor, enforceable against Assignor in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, and by applicable laws (including any applicable common law and equity) and judicial decisions which may affect the remedies provided therein;
(ii) Assignor has no knowledge that a Default (as such term is defined in the subject Lease) or event which, with the giving of notice or lapse of time or both, would become a Default, has occurred under the Transaction Documents described on the Specification; (iii) the information set forth on the Specification is true and correct, and the Transaction Documents described on the Specification and its attached schedule are all of the documents executed or delivered to or by Assignor in connection with the Lease, and such documents constitute the entire agreement of the parties with respect to the transaction evidenced thereby; (iv) Assignor has not heretofore assigned or pledged its Interest assigned under the Specification; (v) Assignor has no knowledge that any of the Lease Documents to which the Obligor (as such term is hereinafter defined) is a party, or the Vendor Agreements, has not been duly and validly authorized, executed and delivered by the Obligor and/or the Vendor, as applicable; is not in full force and effect with respect to the Obligor and/or Vendor, as applicable; and does not constitute legal, valid and binding obligations of the Obligor and/or the Vendor, as applicable, enforceable against such party in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, and by applicable laws (including any applicable common law and equity) and judicial decisions which may affect the remedies provided therein; (vi) Assignor holds legal and valid title to the Interest, free and clear of all liens, claims and encumbrances ("Liens"); (vii) upon delivery to Assignee of the Bill of Sale (as hereinafter defined) and the consummation of the transactions contemplated hereunder, Assignee will acquire good and marketable title to the Equipment, free and clear of all Liens; (viii) the Lessee has not prepaid any amount under the Equipment Schedule; (ix) the Lessee has executed an (1) original counterpart of the Equipment Schedule, denominated as counterpart number 1 or "Original", and such counterpart will be delivered to Assignee upon the assignment by Assignor; (x) except as set forth in the Specification, there is no management, remarketing, residual sharing or other similar arrangements in place with any person with respect to the Interest, the Equipment Schedule or any of the Transaction Documents; and (xi) the Lessee has not exercised or given notice to Assignor of its intent to exercise any early termination, purchase option or end of term options available to the Lessee under the Equipment Schedule.

     (2) Assignor hereby warrants and represents that: (i) Assignor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business and in good standing as a foreign corporation in all jurisdictions in which the nature or conduct of its business makes such qualification necessary and where failure to so qualify would not have a material adverse effect or preclude its ability to perform its obligations under the Transaction Documents; (ii) execution of this Agreement and of the Transaction Documents to which it is a party on its behalf and its participation in the transaction specified herein is in its ordinary course of business and within the scope of its existing corporate authority; (iii) there is no action, suit or proceeding pending against Assignor before or by any court, administrative agency or other governmental authority which brings into question the validity of, or might in any way impair, the execution, delivery or performance by Assignor of this Agreement or any of the Transaction Documents to which Assignor is a party; (iv) no approval of, or consent from, any governmental authority is required for the execution, delivery or performance by Assignor of this Agreement or any of the Transaction Documents to which Assignor is a party; (v) the execution, delivery and performance by Assignor of this Agreement, the Bill of Sale and the Transaction Documents to which Assignor is a party and the transactions contemplated hereby and thereby do not contravene any provisions of law applicable to Assignor and do not conflict and are not inconsistent with, and will not result (with or without the giving of notice or passage of time or both) in the breach of or constitute a default or require any consent under, or result in the creation of any lien, charge or encumbrance upon the Equipment or the Equipment Schedule under any credit agreement, indenture, mortgage, purchase agreement, deed of trust, security agreement, lease, guarantee or other instrument to which Assignor is a party, by which Assignor may be bound, to which Assignor or its property may be subject, or Assignor's Charter or By-Laws; and (vi) this Agreement constitutes the legal, valid and binding obligation of Assignor, enforceable against Assignor in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, and by applicable laws (including any applicable common law and equity) and judicial decisions which may affect the remedies provided herein.

     (b) Survival of Representations and Warranties. All representations and warranties made herein, and the covenants and agreements set forth herein, shall survive the effective date of the Specification.

     (c) Disclaimer. Except as set forth in this Section 2 or in any Specification entered into in connection herewith, Assignor has not heretofore made, nor does it make by this Agreement or any Specification entered into in connection herewith, any representations or warranties, and Assignor assumes no liabilities or responsibilities, with respect to the due execution by the Obligor and/or the Vendor or the legality, validity, sufficiency, enforceability of or collectability under any of the Transaction Documents or any document related thereto; and with respect to the Equipment conveyed pursuant hereto, except as set forth in this Section 2 or in connection with any Specification entered into in connection herewith, ASSIGNOR CONVEYS THE EQUIPMENT WITHOUT ANY WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF TITLE, MERCHANTABILITY, FITNESS FOR ANY PARTICULAR PURPOSE OR FREEDOM FROM CLAIMS OR COPYRIGHT OR PATENT INFRINGEMENT.

3. Assignee's Warranties and Representations. Assignee hereby warrants and represents that: (a) the execution of this Agreement on its behalf and its participation in the transaction specified herein is in its ordinary course of business and within the scope of its existing corporate authority; (b) there is no action, suit or proceeding pending against Assignee before or by any court, administrative agency or other governmental authority which brings into question the validity of, or might in any way impair, the execution, delivery or performance by Assignee of this Agreement or the performance by Assignee under any of the Lease Documents; (c) no approval of, or consent from any governmental authority is required for the execution, delivery or performance by Assignee of this Agreement or the performance by Assignee under any of the Transaction Documents; (d) the execution, delivery and performance by Assignee of this Agreement and the performance by Assignee under the Transaction Documents and the transactions contemplated hereby and thereby do not contravene any provisions of law applicable to Assignee and do not conflict and are not inconsistent with, and will not result (with or without the giving of notice or passage of time or both) in the breach of or constitute a default or require any consent under any credit agreement, indenture, mortgage, purchase agreement, deed of trust, security agreement, lease, guarantee or other instrument to which Assignee is a party, by which Assignee may be bound, to which Assignee or its property may be subject, or Assignee's constituent documents; (e) from and after the date Assignee executes each Specification entered into in connection herewith, as between Assignor and Assignee, Assignee shall be responsible for and shall cause to be paid or obtained (as appropriate) all sales, use, property or other taxes (to the extent attributable to or assessed with respect to the period from and after the date of execution of such Specification), licenses, or permits which are required to be paid or obtained in connection with the acquisition by Assignee and/or the leasing by Assignee of the Equipment leased pursuant to the Equipment Schedule described in such Specification; (f) this Agreement constitutes the legal, valid and binding obligation of Assignee, enforceable against Assignee in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, and by applicable laws (including any applicable common law and equity) and judicial decisions which may affect the remedies provided herein; (g) it understands that the conveyance of the Interest, to the extent it may involve the sale of a security, is being offered and sold without registration under the Securities Act of 1933, as amended (the "Act"), and applicable state securities laws in reliance upon an exemption from the registration requirements of the Act and applicable state securities laws; (h) it understands that the conveyance of the Interest, to the extent it may involve the sale of a security, is subject to restrictions on transferability and resale except as permitted under the Act and applicable state securities laws and it is acquiring the Interest solely for its own account, for investment, and not with a view to resale; (i) it has independently and without reliance upon Assignor conducted its own credit evaluation, reviewed such information as it has deemed adequate and appropriate and made its own analysis of the Leases; (j) it has not relied upon any investigation or analysis conducted by, advice or communication from, nor any warranty or representation by, Assignor or any agent or employee of Assignor, express or implied, concerning the financial condition of the Obligor or any collateral provided pursuant to the Leases, or the tax or economic benefits of an investment in the Leases; (k) it has had (or acknowledges by its execution of any Specification, that Assignee will prior thereto have had) access to all financial and other information that it deems necessary to evaluate the merits and risks of an investment in the Leases including the opportunity to ask questions, receive answers and obtain additional information from Assignor and the Obligor for any financial information regarding the Obligor furnished to Assignee by Assignor; and (l) it or its authorized representatives acting on its behalf have such knowledge and experience in business and financial matters necessary to evaluate the merits and risks of an investment in the Leases. Assignee further represents that it is experienced in making investments in lease transactions similar to the Leases and that it is financially able to undertake the risks involved in such an investment.

     4. Delivery of Documents. With respect to each Specification, Assignor shall deliver to Assignee: (a) the original "chattel paper" counterpart of the Equipment Schedule, (b) certified true and correct photocopies of the related Lease and other Transaction Documents in Assignor's possession which directly relate to the subject Equipment Schedule and the Equipment; (c) a Notice, Acknowledgment and Agreement in substantially the form attached hereto as Exhibit No. 2A or 2B, as applicable, duly executed by Assignor and the Lessee and/or guarantor thereunder (said Lessee and/or guarantor, as applicable, together with its successors and assigns, as appropriate, being collectively referred to as the "Obligor"); (d) such documents and instruments (if any) as reasonably may be required by Assignee to effect the assignment by Assignor to Assignee of any warranties under the Vendor Agreements solely to the extent applicable to the Equipment; (e) such documents and instruments as reasonably may be required to effect the assignment to Assignee of any and all Uniform
Commercial Code filings made by Assignor with respect to the applicable Equipment Schedule and the Equipment; (f) a Bill of Sale for the Equipment in substantially the form attached hereto as Exhibit No. 3 (the "Bill of Sale");
(g) original or photostatic copies, as applicable, of purchase orders, equipment invoices, manufacturer bills of sale, and inspection and acceptance certificates relating to the Equipment; (h) certificates or broker's letters evidencing the insurance coverage on the Equipment required by the Equipment Schedule; (i) a resolution of Assignor's Board of Directors authorizing this Agreement and the transactions contemplated hereby, together with an incumbency certificate regarding incumbency and authority of the officers of Assignor in connection with the transactions contemplated hereby; (j) a certificate executed by an officer of Lessee regarding incumbency and authority of the officers of Lessee in connection with the transactions contemplated thereby; and (k) such other documents and information as Assignee may reasonably request. Assignee may at all reasonable times, after giving Assignor reasonable prior written notice thereof, inspect and audit such of Assignor's books and records as are directly relevant to the Equipment Schedules.

5. Covenants.

     (a) Each of the parties covenants and agrees promptly to remit to the other party payments incorrectly received by such party with respect to the Equipment Schedules or the Equipment after the execution of a Specification with respect thereto.

     (b) Assignor and Assignee shall not, without the prior written consent of the other, take any action which impairs the rights of the other party (or its assignee or successor) with respect to those Equipment Schedules in and to which such covenanting party has no right, title or interest; provided, that the foregoing covenant shall not require either party to obtain the consent of the other prior to exercising any of its rights and remedies under any Lease if such exercise relates solely to the Equipment Schedule(s) then owned by such party.

6. Assignor Indemnity. Assignor shall indemnify, protect, save, defend and hold harmless Assignee, its partners, shareholders, directors, officers, employees and agents, from and against any and all liabilities, losses, claims, demands, actions, suits, judgments, damages, injuries, costs, penalties, fees or expenses (including court costs and reasonable attorneys' fees) wheresoever and howsoever arising which Assignee may incur by reason of any breach by Assignor of any of its representations, warranties, covenants and agreements set forth herein or in any other Transaction Document to which Assignor is a party or relating to the Equipment with respect to any period prior to the closing date of the transactions contemplated by the applicable Specification; except to the extent that the foregoing shall have been caused by the gross negligence or willful misconduct of Assignee.

7. Miscellaneous

     (a) Assignment. This Agreement inures to the benefit of, and is binding upon, the successors and assigns of the parties hereto except that neither party hereto may assign its rights or obligations hereunder (except Assignee may freely assign to any affiliate) without the prior written consent of the other party, which consent shall not be unreasonably withheld.

     (b) Taxes. The Specification shall set forth the party liable for all federal, state and local sales, transfer and other taxes created by or as a result of the transactions contemplated by the applicable Specification.

     (c) Notices. All notices and other communications hereunder shall be in writing, personally delivered or sent by facsimile or certified mail, return receipt requested, addressed to the other party at its respective address stated below the signature of such party or at such other address as such party shall from time to time designate in writing to the other party; and shall be effective from the date of receipt.

     (d) Governing Law. This Agreement and the rights and obligations of the parties hereunder shall in all respects be governed by, and construed in accordance with, the internal laws of the State of New York (without regard to the conflict of laws principles of such State), including all matters of construction, validity and performance.

     (e) Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and shall not be amended or altered in any manner except by a document in writing executed by both parties.

     (f) Titles. Section titles are for convenience of reference only and shall not be of any legal effect.

     (g) Further Assurances. The parties further covenant and agree to do, execute and deliver, or cause to be done, executed and delivered, and covenant and agree to use their best efforts to cause their successors and assigns to do, execute an deliver, or cause to be done, executed and delivered, all such further acts, transfers and assurances, for the better assuring, conveying and confirming unto Assignee and its successors and assigns, all and singular, the Transaction Documents hereby assigned, and otherwise implementing the intention of the parties under this Agreement, as the parties and their successors and assigns reasonably shall request.

     (h) Not an Extension of Credit. This Agreement constitutes a sale of 100% ownership interest in the Interest and shall in no way be construed as an extension of credit by Assignee to Assignor. Assignor waives and releases any right, title or interest that it may have (whether pursuant to a "cross-collateralization" provision or otherwise) in and to any of the Interest, the Equipment Schedules and/or the Equipment.

     (i) Assignor agrees that in the event of a monetary default by a Lessee, Assignor will give written notice of such default to the Lessee immediately after becoming aware of such default.

     (j) Waiver of Jury Trial. ASSIGNOR AND ASSIGNEE HEREBY UNCONDITIONALLY WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY OF THE TRANSACTION DOCUMENTS, ANY DEALINGS BETWEEN ASSIGNOR AND ASSIGNEE RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN ASSIGNOR AND ASSIGNEE. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS). THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS
AGREEMENT OR THE TRANSACTION DOCUMENTS. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

                       [The remainder of this page is left
                  intentionally blank. Signature page follows.]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal as of the day and year first above written.

ICON INCOME FUND TEN, LLC,          THE CIT GROUP/EQUIPMENT
Assignee                                             FINANCING, INC.,
                                                     Assignor
By: ICON Capital Corp., its manager


By:                                                  By:
Name:                                                Name:
Title:                                               Title:

                                    EXHIBIT 1

                       SPECIFICATION OF ASSIGNED INTEREST

Executed pursuant to the Master Assignment Agreement dated as of the ______day of December, 2004 (the "Agreement"), by and between THE CIT GROUP/EQUIPMENT FINANCING, INC., as Assignor, and ICON INCOME FUND TEN, LLC, as Assignee.

     This Specification is dated and effective as of the date set forth below and incorporates the terms and conditions of the Agreement.

1.   Lessee: ____________________________.

2.   Date of Lease: __________________________.

3.   Equipment Schedule No(s)._________________________________________.

4.   Equipment: All of the Equipment described on Schedule A hereto.

5.   Total Invoice Cost: $_______________.

6.   Remaining rentals due under the Equipment Schedule:  Original  Term/Renewal
     Term    _________    (___________)     monthly/quarterly    payments,    in
     advance/arrears, each in the amount of $____________, payable on the ___ day of each _____.

7.   Consideration: $____________________.

8.   Commencement Date of Equipment Schedule: _______________.

9.   Maturity Date of Equipment Schedule: _______________.

[10. Guarantor: ___________________________________________.

11.  Date of Guaranty: ________________.]

12. The Transaction Documents applicable to the Equipment Schedule are as set forth on Schedule B hereto.

[13. Additional representations, warranties, covenants and agreements, if any.]

14.  Management,  remarketing,  residual sharing or other similar  arrangements:
     ________________.

15. Party responsible for sales, transfer and other taxes in connection with the transactions contemplated hereby: _______________.

Date of Execution: ___________.


ICON INCOME FUND TEN, LLC, Assignee     THE CIT GROUP/EQUIPMENT FINANCING, INC.,
                                        Assignor
By: ICON Capital Corp., its manager

By: _______________________________
Name: _____________________________     By: _______________________________
Title: ______________________________   Name: _____________________________
                                        Title: ______________________________

                           SCHEDULE A TO SPECIFICATION
                              OF ASSIGNED INTEREST

                  (Attached to and made a part of Specification
                of Assigned Interest dated ____________________.)

The Equipment is described as follows:

                           SCHEDULE B TO SPECIFICATION
                              OF ASSIGNED INTEREST


                         (Attached to and made a part of
        Specification of Assigned Interest dated ____________________.)

The Transaction Documents are as follows:

1.

2.

3.

4.

                                   EXHIBIT 2

                     NOTICE AND ACKNOWLEDGMENT OF ASSIGNMENT


     Reference is hereby made to that certain Master Agreement of Lease dated as of _______________ (the "Lease"), between THE CIT GROUP/EQUIPMENT FINANCING, INC. ("Lessor") and COMP USA, Inc. ("Lessee").

     Lessor hereby gives Lessee notice, and Lessee hereby acknowledges receipt of notice, that Lessor has assigned to ICON Income Fund Ten, LLC ("Assignee"), whose offices are at 100 5th Avenue, 10th Floor, New York, NY 10011, all right, title, interest and obligations of Lessor from and after ____________ (i) to the equipment ("Equipment") leased to Lessee under the Designated Schedule (as defined below), and (ii) to the Designated Schedule. Pursuant to such assignment, Assignee will continue leasing to Lessee the Equipment pursuant to the following equipment schedules: ____________ (collectively, the "Designated Schedule"). Lessee agrees to make all payments of rent and other sums now or hereafter becoming due pursuant to the Designated Schedule or with respect to the Equipment described on the Designated Schedule directly to Assignee as follows:

         JP Morgan Chase
         New York, NY
         ABA#:  021 000 021
         Account #: 590 362933
         Account Name: ICON Income Fund Ten, LLC

     In recognition of Assignee's reliance upon this Notice and Acknowledgment of Assignment. Lessee certifies, confirms and agrees as follows:

     1. A true, correct and complete copy of the Designated Schedule and the Lease are attached hereto as Exhibit A.

     2. The Designated Schedule has been duly authorized, executed and delivered by Lessee; constitutes the legal, valid and binding obligation of Lessee, enforceable against Lessee in accordance with the terms thereof; is in full force and effect on the date of execution of this notice by such party; is free from all defenses, set-offs and counterclaims; and no default or event which, with the passage of time or the giving of notice, or both, would constitute a default under the Designated Schedule has occurred.

     3. There are no modifications, amendments or supplements to the Lease which relate to the Designated Schedule; and any future modification, termination, amendment or supplement to the Lease which relates to the Designated Schedule, or settlement of amounts due thereunder which relates to the Designated Schedule, shall be ineffective without Assignee's prior written consent.

     4. There has been no prepayment of rent or other sums payable under the Designated Schedule and no casualty has occurred with respect to the Equipment.

     5. Lessee has not entered into any sublease or any other assignment of its rights or obligations under the Designated Schedule.

     6. Lessee [hereby consents to the sale of the Equipment and the assignment of the Designated Schedule to Assignee and] acknowledges and agrees that (i) Assignee shall be the owner of the Equipment and Lessor shall have no interest or authority of any nature regarding the Equipment or the Designated Schedule, (ii) Lessee will deal exclusively with respect to the Designated Schedule with Assignee, and Lessee will deliver all copies of notices and other communications given or made by Lessee to Assignee at the address listed above, (iii) so far as enforcement of the Designated Schedule is concerned, notwithstanding the existence of other schedules or supplements thereto, the Designated Schedule is separate and severable and Assignee may take enforcement action independently of other lessors, equipment owners or financing parties having an interest in the Designated Schedule and other equipment schedules not included in the Designated Schedule, and (iv) Lessee will execute such other instruments and take such actions as Assignee reasonably may require to further confirm the vesting of rights under the Designated Schedule in Assignee and Assignee's ownership of the Equipment.

     7. Lessee has not received notice of a prior sale, transfer, assignment, hypothecation or pledge of the Designated Schedule or the rents reserved thereunder.

     8. Lessee will keep the Designated Schedule and the Equipment free and clear of all liens and encumbrances (other than the interest of Lessor, Assignee or parties claiming by, through or under them).

     9. All representations and duties of Lessor intended to induce Lessee to enter into the Designated Schedule and the Lease, whether required by the Designated Schedule or the Lease or otherwise, have been fulfilled.

     10. Lessee has executed [two] original(s) of the Designated Schedule and counterpart number 1 constitutes the "chattel paper" counterpart, which was delivered to Lessor at closing.

     11. All of the information contained in the Designated Schedule is true, accurate and complete and such documents constitute the entire agreement of the parties with respect to the transaction evidenced thereby.

     12. Lessee agrees that an event of default by Lessee under any other equipment schedule incorporating the Lease, that has been assigned to Assignee, shall constitute an Event of Default under the Designated Schedule.

     13. Lessee shall promptly cause Assignee to be added as an additional insured and loss payee on any and all insurance required for the benefit of Lessor under the Designated Schedule and Lessee shall promptly deliver to Assignee certificates evidencing the same.

     14. Lessee agrees that any notice given to Assignee shall be in writing, to Assignee's address set forth above, or as Assignee otherwise directs.

     15. Set forth on Exhibit B is (i) the location of all Equipment, (ii) the number of payments, due dates of the payments and amounts of the payments remaining under the Designated Schedule and (iii) the commencement and maturity dates under the Designated Schedule. Exhibit B is true, complete and correct.

     [16. Additional provisions as Assignee may determine.]

            [The remainder of this page is left intentionally blank.
                            Signature page follows.]

Accepted and agreed to on this______ day of __________________.


THE CIT GROUP/EQUIPMENT                       COMP USA, INC.,
FINANCING, INC.,                              Lessee
Lessor


By: _______________________________          By: _______________________________
Name: _____________________________          Name: _____________________________
Title: ______________________________        Title: ____________________________


ICON INCOME FUND TEN, LLC,
Assignee

By: ICON Capital Corp., its manager


By: _______________________________
Name: _____________________________
Title: ______________________________

                                    EXHIBIT A

                   TO NOTICE AND ACKNOWLEDGEMENT OF ASSIGNMENT


                      Copy of Designated Schedule and Lease

                                    EXHIBIT B

                   TO NOTICE AND ACKNOWLEDGEMENT OF ASSIGNMENT

                                    Equipment

                                    EXHIBIT 3

                                  BILL OF SALE

     KNOW ALL MEN BY THESE PRESENTS THAT THE CIT GROUP/EQUIPMENT FINANCING, INC., a Delaware corporation ("Assignor"), for good and valuable consideration paid to it by ICON INCOME FUND TEN, LLC, a limited liability company formed under the laws of the State of Delaware ("Assignee"), does hereby grant,
bargain,  sell,  convey,  transfer,   assign  and  deliver  unto  Assignee,  its
successors and assigns, all right, title and interest in and to the equipment (the "Equipment") described on the schedule attached hereto.

     TO HAVE AND TO HOLD all and singular the Equipment unto Assignee, its successors and assigns, to its and their own use and behalf forever.

     EXCEPT AS EXPRESSLY SET FORTH HEREIN, ON THE SCHEDULE ATTACHED HERETO AND IN THAT SPECIFICATION OF ASSIGNED INTEREST TO THAT CERTAIN MASTER ASSIGNMENT AGREEMENT EFFECTIVE AS OF DECEMBER ___, 2004 BETWEEN ASSIGNOR AND ASSIGNEE, THE EQUIPMENT IS BEING ASSIGNED "AS IS, WHERE IS" AND "WITH ALL FAULTS" AND ASSIGNOR MAKES NO OTHER EXPRESS OR IMPLIED REPRESENTATIONS OR WARRANTIES OF ANY KIND, INCLUDING ANY REPRESENTATIONS OR WARRANTIES AS TO THE SELECTION, QUALITY OR CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY, SUITABILITY OR FITNESS FOR A PARTICULAR PURPOSE, THE OPERATION OR PERFORMANCE OF THE EQUIPMENT OR THE MAINTENANCE THEREOF.

     Assignor, for itself, its successors and assigns, does hereby represent and warrant to and covenant with Assignee that at the time of the sale evidenced hereby, Assignor has and hereby conveys to Assignee good and marketable title to all the Equipment, free and clear of all liens and encumbrances.

     This instrument shall be governed and construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, Assignor has caused this Bill of Sale to be executed as an instrument under seal this ______ day of ______________, 200_.

                          ASSIGNOR:

                          THE CIT GROUP/EQUIPMENT FINANCING, INC.

                         By:_________________________
                         Name:_______________________
                         Title:________________________

                       SPECIFICATION OF ASSIGNED INTEREST

Executed pursuant to the Master Assignment Agreement dated as of the 30th day of December, 2004 (the "Agreement"), by and between THE CIT GROUP/EQUIPMENT FINANCING, INC., as Assignor, and ICON INCOME FUND TEN, LLC, as Assignee.

     This Specification is dated and effective as of the date set forth below and incorporates the terms and conditions of the Agreement.

     1. Lessee: CompUSA, Inc.

     2. Date of Lease: March 15, 1993.

     3. Equipment Schedule No(s).: CUSA-1000V, dated January 1, 2004.

     4. Equipment: All of the Equipment described on Schedule A hereto.

     5. Total Invoice Cost: $3,505,111.68.

     6. Remaining rentals due, including due dates and amounts, under the Equipment Schedule: Set forth on Schedule A hereto.

     7. Consideration: $3,148,688.03.

     8. Commencement Date of Equipment Schedule: January 1, 2004.

     9. Maturity Date of Equipment Schedule: December 31, 2008.

     10. Transaction Documents applicable to the Equipment Schedule: Set forth on Schedule B hereto.

     11. Additional representations, warranties, covenants and agreements, if any:

     (a) Notwithstanding anything to the contrary contained in Section 17.8 of the Lease, Assignor represents and warrants that the Equipment Schedule was executed in only two serially numbered counterparts. Assignor further represents and warrants that counterpart 1 of the Equipment Schedule constitutes the sole original thereof for "chattel paper" purposes and Assignor is delivering to Assignee counterpart 1 of the Equipment Schedule herewith.

     (b) Assignor represents and warrants that all of the Equipment is "tangible personal property" within the meaning of, and depreciable under, Sections 167 and 168 of the Internal Revenue Code of 1986, as amended.

     (c) Assignor represents and warrants that it has not requested that Lessee affix and maintain any tags, decals, plates, or labels to the Equipment subject to the Equipment Schedule.

     (d) Assignor has not consented to any sublease or other assignment of Lessee's rights or obligations under the Equipment Schedule or the Lease. To Assignor's knowledge, Lessee has not subleased or assigned any of its rights or obligations under the Equipment Schedule or the Lease.

     (e) Assignor hereby grants Assignee and its affiliates the sole right to negotiate with the Lessee regarding any and all upgrades, improvements and/or replacements of the Equipment and any equipment sold to or financed by Assignee as set forth above, and the sole right to finance any such upgrades, improvements and/or replacements on terms negotiated by Assignee with Lessee.

     (f) Assignor covenants and agrees that subject to the limitations set forth in this paragraph (f), Losses incurred with respect to (i) Equipment located in states where a landlord has a lawful right to detain the equipment, and (ii) Equipment located in states where such Equipment has been determined conclusively by a court of competent jurisdiction to be a fixture, shall be Losses for which Assignee shall be entitled to indemnification pursuant to
Section 6 of the Agreement. In addition, the Assignee shall be entitled to reimbursement for reasonable and customary costs incurred in pursuit of remedies against a landlord where a landlord waiver was not obtained. Notwithstanding the foregoing, with respect to each affected item of Equipment, Assignor's liability for indemnification of Losses and reimbursement for reasonable and customary costs as described in this paragraph (f) shall not exceed the applicable stipulated loss value of the affected item of Equipment at the time such Losses are determined conclusively by a court of competent jurisdiction; provided, however, in no event shall Assignor's maximum aggregate liability for indemnification of Losses described in this paragraph (f) exceed $500,000.

     (g) The Equipment is not subject to any other equipment schedule and all prior equipment schedules to which any of the Equipment may have been subject have been terminated and are of no further force and effect. All references to "CUSA Old Schedule" or "Schedule Number" on the acceptance summary attached to the Equipment Schedule relate to such terminated equipment schedules and have no meaning.

12.  Management,  remarketing,  residual sharing or other similar  arrangements:
     None.

13. Party responsible for sales, transfer and other taxes in connection with the transactions contemplated hereby: Assignor.

            [The remainder of this page is left intentionally blank.
                            Signature page follows.]

Date of Execution:  December __, 2004.


--------------------------------------- ---------------------------------------
ICON INCOME FUND TEN, LLC, Assignee     THE CIT GROUP/EQUIPMENT FINANCING, INC.,
                                        Assignor
By: ICON Capital Corp., its manager


                                        By: ________________________________
By: ________________________________    Name: ______________________________
Name: ______________________________    Title: _______________________________
Title: _______________________________

---------------------------------------- ---------------------------------------

                           SCHEDULE A TO SPECIFICATION
                              OF ASSIGNED INTEREST

                         (Attached to and made a part of
          Specification of Assigned Interest dated December 30, 2004.)

Attached hereto is a complete and accurate description of the Equipment.

                           SCHEDULE B TO SPECIFICATION
                              OF ASSIGNED INTEREST


                  (Attached to and made a part of Specification
                 of Assigned Interest dated December 30, 2004.)

The Transaction Documents are as follows:

     1. Master Agreement of Lease No. CUSA-1 dated March 15, 1993, by and between CompUSA, Inc. and M&SD Financial Services, Inc., a Division of Electronic Data Systems Corporation ("M&SD")

     2. Equipment Schedule and Acceptance Form No. CUSA-1000V, dated January 1, 2004, by and between CompUSA, Inc. and The CIT Group/Equipment Financing, Inc., as successor to M&SD.

                       SPECIFICATION OF ASSIGNED INTEREST

Executed pursuant to the Master Assignment Agreement dated as of the 30th day of December, 2004 (the "Agreement"), by and between THE CIT GROUP/EQUIPMENT FINANCING, INC., as Assignor, and ICON INCOME FUND TEN, LLC, as Assignee.

     This Specification is dated and effective as of the date set forth below and incorporates the terms and conditions of the Agreement.

     1. Lessee: CompUSA, Inc.

     2. Date of Lease: March 15, 1993.

     3. Equipment Schedule No(s).: CUSA-1000VA, dated January 1, 2004.

     4. Equipment: All of the Equipment described on Schedule A hereto.

     5. Total Invoice Cost: $62,986.26.

     6. Remaining rentals due, including due dates and amounts, under the Equipment Schedule: Set forth on Schedule A hereto.

     7. Consideration: Not Applicable.

     8. Commencement Date of Equipment Schedule: January 1, 2004.

     9. Maturity Date of Equipment Schedule: December 31, 2008.

     10. Transaction Documents applicable to the Equipment Schedule: Set forth on Schedule B hereto.

     11. Additional representations, warranties, covenants and agreements, if any.

     (a) Notwithstanding anything to the contrary contained in Section 17.8 of the Lease, Assignor represents and warrants that the Equipment Schedule was executed in only two serially numbered counterparts. Assignor further represents and warrants that counterpart 1 of the Equipment Schedule constitutes the sole original thereof for "chattel paper" purposes and Assignor is delivering to Assignee counterpart 1 of the Equipment Schedule herewith.

     (b) Assignor represents and warrants that all of the Equipment is "tangible personal property" within the meaning of, and depreciable under, Sections 167 and 168 of the Internal Revenue Code of 1986, as amended.

     (c) Assignor represents and warrants that it has not requested that Lessee affix and maintain any tags, decals, plates, or labels to the Equipment subject to the Equipment Schedule.

     (d) Assignor has not consented to any sublease or other assignment of Lessee's rights or obligations under the Equipment Schedule or the Lease. To Assignor's knowledge, Lessee has not subleased or assigned any of its rights or obligations under the Equipment Schedule or the Lease.

     (e) Assignor hereby grants Assignee and its affiliates the sole right to negotiate with the Lessee regarding any and all upgrades, improvements and/or replacements of the Equipment and any equipment sold to or financed by Assignee as set forth above, and the sole right to finance any such upgrades, improvements and/or replacements on terms negotiated by Assignee with Lessee.

     (f) Assignor covenants and agrees that subject to the limitations set forth in this paragraph (f), Losses incurred with respect to (i) Equipment located in states where a landlord has a lawful right to detain the equipment, and (ii) Equipment located in states where such Equipment has been determined conclusively by a court of competent jurisdiction to be a fixture, shall be Losses for which Assignee shall be entitled to indemnification pursuant to
Section 6 of the Agreement. In addition, the Assignee shall be entitled to reimbursement for reasonable and customary costs incurred in pursuit of remedies against a landlord where a landlord waiver was not obtained. Notwithstanding the foregoing, with respect to each affected item of Equipment, Assignor's liability for indemnification of Losses and reimbursement for reasonable and customary costs as described in this paragraph (f) shall not exceed the applicable stipulated loss value of the affected item of Equipment at the time such Losses are determined conclusively by a court of competent jurisdiction; provided, however, in no event shall Assignor's maximum aggregate liability for indemnification of Losses described in this paragraph (f) exceed $10,000.

     (g) The Equipment is not subject to any other equipment schedule and all prior equipment schedules to which any of the Equipment may have been subject have been terminated and are of no further force and effect. All references to "Schedule Number" on the acceptance summary attached to the Equipment Schedule relate to such terminated equipment schedules and have no meaning.

     12.   Management,   remarketing,   residual   sharing   or  other   similar
arrangements: None.

     13. Party responsible for sales, transfer and other taxes in connection with the transactions contemplated hereby: Assignor.





            [The remainder of this page is left intentionally blank.
                            Signature page follows.]

Date of Execution:  December __, 2004.


-------------------------------------- -----------------------------------------
ICON INCOME FUND TEN, LLC, Assignee     THE CIT GROUP/EQUIPMENT FINANCING, INC.,
                                        Assignor
By: ICON Capital Corp., its manager


                                         By: _________________________________
By: _________________________________    Name: _______________________________
Name: _______________________________    Title: ______________________________
Title: ________________________________

-------------------------------------- -----------------------------------------

                           SCHEDULE A TO SPECIFICATION
                              OF ASSIGNED INTEREST

                (Attached to and made a part of Specification of
                  Assigned Interest dated December 30, 2004.)

Attached hereto is a complete and accurate description of the Equipment, remaining rentals due, including dates and amounts, and the maturity date(s) of the Equipment Schedule(s).

                           SCHEDULE B TO SPECIFICATION
                              OF ASSIGNED INTEREST


                  (Attached to and made a part of Specification
                 of Assigned Interest dated December 30, 2004.)

The Transaction Documents are as follows:

     1. Master Agreement of Lease No. CUSA-1 dated March 15, 1993, by and between CompUSA, Inc. and M&SD Financial Services, Inc., a Division of Electronic Data Systems Corporation ("M&SD")

     2. Equipment Schedule and Acceptance Form No. CUSA-1000VA, dated January 1, 2004, by and between CompUSA, Inc. and The CIT Group/Equipment Financing, Inc., as successor to M&SD.